                     Supplement No. 2 dated October 17, 2001

                                       to

                        STATE STREET RESEARCH LEGACY FUND

               a series of State Street Research Securities Trust

             Statement of Additional Information dated March 1, 2001


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         CHANGES TO SECTION I OF THE STATEMENT OF ADDITIONAL INFORMATION

THE SECTION ENTITLED "PERFORMANCE" IN SECTION I, PAGES I, 1-13 THROUGH I, 1-14, HAS BEEN REVISED IN ITS ENTIRETY TO READ AS FOLLOWS:

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         N.   PERFORMANCE

         All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

         Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

         Comparative information on the return of each class of shares is set forth below:

                                                                        ONE YEAR           DECEMBER 31, 1997
                                                                         ENDED             (COMMENCEMENT OF
                                                                    OCTOBER 31, 2000         OPERATIONS) TO
CLASS A                                                           (NEW FISCAL YEAR END)     OCTOBER 31, 2000
                                                                  --------------------     ------------------
Average Annual Total Return                                               5.59%                  16.58%

Average Annual Total Return
   (After Taxes on Distributions)                                         5.59%                  16.57%

Average Annual Total Return
   (After Taxes on Distributions and Redemption)                          3.38%                  13.60%


                                       1

CLASS B(1)

Average Annual Total Return                                               6.16%                  17.37%

Average Annual Total Return
   (After Taxes on Distributions)                                         6.16%                  17.34%

Average Annual Total Return
   (After Taxes on Distributions and Redemption)                          3.71%                  14.25%

CLASS B

Average Annual Total Return                                               6.64%                  17.55%

Average Annual Total Return
   (After Taxes on Distributions)                                         6.64%                  17.53%

Average Annual Total Return
   (After Taxes on Distributions and Redemption)                          4.01%                  14.41%

CLASS C

Average Annual Total Return                                              10.23%                  18.18%

Average Annual Total Return
   (After Taxes on Distributions)                                        10.23%                  18.15%

Average Annual Total Return
   (After Taxes on Distributions and Redemption)                          6.18%                  14.93%

CLASS S

Average Annual Total Return                                              12.99%                  19.60%

Average Annual Total Return
   (After Taxes on Distributions)                                        12.99%                  19.59%

Average Annual Total Return
   (After Taxes on Distributions and Redemption)                          7.85%                  16.14%

OTHER HISTORICAL MEASURES OF PERFORMANCE

         The average annual total return of each class of shares of the Fund for the six months ended October 31, 2000, without taking sales charges into account, was as follows:

                          Class A                   2.50%
                          Class B(1)                2.10%
                          Class B                   2.35%
                          Class C                   2.16%
                          Class S                   3.23%


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        CHANGES TO SECTION II OF THE STATEMENT OF ADDITIONAL INFORMATION

THE SECTION ENTITLED "CALCULATION OF PERFORMANCE DATA" IN SECTION II, PAGES II-59 THROUGH II-62, HAS BEEN REVISED IN ITS ENTIRETY TO READ AS FOLLOWS:

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         K.       CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

AVERAGE ANNUAL TOTAL RETURN

         The average annual total return ("Average Annual Total Return") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return is computed separately for each class by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                               n
                        P(1+T)   = ERV

Where:         P        =       a hypothetical initial payment of $1,000

               T        =       average annual total return

               n        =       number of years

               ERV      =       ending redeemable value at the end of the
                                designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total return (after taxes on distributions) ("Average Annual Total Return (After Taxes on Distributions)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions) is computed separately for each class by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                               n
                        P(1+T)   = ATV
                                      D

Where:         P        =       a hypothetical initial payment of $1,000

               T        =       average annual total return (after taxes on
                                distributions)

               n        =       number of years

               ATV      =       ending value at the end of the designated period
                  D             assuming a hypothetical $1,000 payment made at
                                the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. Applicable tax rates may change in the future.

All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other than federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein. In addition, for purposes of this calculation, redemptions are treated as having no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total return (after taxes on distributions and redemption) ("Average Annual Total Return (After Taxes on Distributions and Redemption)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed separately for each class of shares of the Fund by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                               n
                        P(1+T)   = ATV
                                      DR

Where:         P        =       a hypothetical initial payment of $1,000

               T        =       average annual total return (after taxes on
                                distributions and redemption)

               n        =       number of years

               ATV      =       ending value at the end of the designated period
                  DR            assuming a hypothetical $1,000 payment made at
                                the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other then federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein.

         In addition, it is further assumed that a complete redemption occurs at the end of the respective periods, that all nonrecurring charges are deducted at the end of such periods, and that capital gains taxes resulting from redemptions are subtracted from the ending value and the tax benefit from capital losses resulting from redemptions are added to the ending value. The amount and character of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund assumes that shares acquired through reinvestment of distributions have a holding period beginning on the day after the reinvestment date. Further, capital gain taxes (or the benefit from tax losses) are calculated using the highest applicable federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains to offset any capital losses from the redemption so that capital losses may be deducted in full.

         All applicable tax rates may change in the future.

YIELD

         Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                                      6
                                YIELD = 2[((a-b) + 1)   -1]
                                            ---
                                           (cd)

Where          a=       dividends and interest earned during the period

               b= expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

               c= the average daily number of shares outstanding during the period that were entitled to receive dividends

               d= the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes the maximum applicable sales charge.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

ACCRUED EXPENSES AND RECURRING CHARGES

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions), Average Annual Total Return (After Taxes on Distributions and Redemption) and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include fees or expenses assumed or subsidized by affiliates during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

OTHER HISTORICAL MEASURES OF PERFORMANCE

         The Fund may provide the above described Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions) and Average Annual Total Return (After Taxes on Distributions and Redemption) results for each class of shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide other historical measures of performance for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such other historical measures of performance may be computed as otherwise described above except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

DISTRIBUTION RATES

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.